Exhibit 99.1

Steel Partners Announces Voluntary NYSE Delisting and SEC Deregistration

NEW YORK, NY – April 11, 2025 – Steel Partners Holdings L.P. (NYSE: SPLP), a diversified global holding company (“SPLP” or the “Company”) announced today that it has given formal notice to the New York Stock Exchange (“NYSE”) of its intention to voluntarily delist its (a) Common units, no par value (the “Common Units”) and (b) 6.0% Series A Preferred Units (the “Series A Units” and together with the Common Units the “Units”) from the NYSE and to deregister under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”). Following the de-listing from the NYSE, SPLP expects to quote the Common Units and Series A Units on the OTCQX platform (the “OTCQX”). SPLP plans on filing a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about April 21, 2025. The last day of trading in SPLP’s Common Units on the NYSE will be on or about May 1, 2025. When SPLP files a Form 15 on or about May 1, 2025, its filing obligations under the Exchange Act will immediately be suspended or terminated, including the filing of all reports on Forms 8-K, 10-Q and 10-K. On July 30, 2025 the deregistration of the Units is expected to become effective.

SPLP has filed an application for its Common Units and Series A Units to be quoted on the OTCQX platform, operated by OTC Markets Group Inc. and expects trading on the OTCQX platform to begin on or about May 2, 2025. There is no guarantee, however, that a broker will continue to make a market in the Units and that trading of the Units will continue on the OTCQX or otherwise or that SPLP will continue to provide information sufficient to enable brokers to provide quotes for its Units.

The decision to voluntarily delist from the NYSE and to deregister from the SEC was made after careful consideration by the Board of Directors of the General Partner of SPLP, taking into account the financial and administrative requirements of maintaining the NYSE listing and SEC registration.

About Steel Partners Holdings L.P.

Steel Partners Holdings L.P. (www.steelpartners.com) is a diversified global holding company that owns and operates businesses and has significant interests in various companies, including diversified industrial products, energy, defense, supply chain management and logistics, banking and youth sports. At SPLP, our culture and core values of Teamwork, Respect, Integrity, and Commitment guide our Kids First purpose, which is to forge a path of success for the next generation by instilling values, building character, and teaching life lessons through sports.

Forward-Looking Statements

This press release contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. All forecasts, projections, future plans or other statements, other than statements of historical fact, are forward-looking statements and include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “believe,” “would” and words and phrases of similar import. The forward-looking statements in this press release are also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and involve substantial risks and uncertainties. SPLP can give no assurance that such expectations will prove to be correct. These forward-looking statements are only predictions based upon the Company’s current expectations and projections about future events, and are based on information currently available to the Company and are subject to risks, uncertainties, and other factors that could cause its actual results to differ materially from those expressed in, or implied by, these forward-looking statements. These factors include, without limitation the risk that the Units are not quoted on the OTCQX platform, the risk that Brokers will not quote the Units and the risk that Brokers will no longer hold the Units upon delisting and/or deregistration. Undue reliance should, therefore, not be placed on such forward-looking statements. Any forward-looking statements contained in this announcement apply only as at the date of this announcement and are not intended to give any assurance as to future results. Except as otherwise required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason.

Investor Relations Contact

Jennifer Golembeske

212-520-2300

jgolembeske@steelpartners.com